TABLE OF CONTENTS

EXHIBIT 32.1

JACKSONVILLE BANCORP, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jacksonville Bancorp, Inc. (the “Company”) on Form 10-K for the annual period ended December 31, 2014, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the report.
Date: March 13, 2015	By:	/s/ Kendall L. Spencer
Kendall L. Spencer
President and Chief Executive Officer

	By:	/s/ Valarie A. Kendall
Valerie A. Kendall
Executive Vice President and Chief Financial Officer

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